The Company

Redwood MicroCap Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end investment company.

Shares of the Fund are bought and sold over-the-counter on the Bulletin Board under the symbol "RWMC". All, or nearly all, capital gains and dividends are reinvested in the Fund.


Dear Shareholder:

During our fiscal year ended March 31, 2001, our Net Asset Value ("NAV") increased 32% from $3,200,294 or $1.327 per share to $4,230,209 or $1.754 per share.

The primary reason for the increase was a substantial jump of the valuation of our interest in TDP Energy Company after its sale of a natural gas property in September 2000.

We are pleased to announce that Redwood acquired an additional 15% of TDP Energy Company in March 2001. Redwood now has a controlling interest of 57.5% in TDP Energy. Our main focus now is deregistering as a regulated Investment Company, subject to regulatory approval, and becoming an Oil and Gas exploration and management company through our majority-owned subsidiary: TDP Energy Company.

On behalf of the Redwood MicroCap Fund, Inc. Board of Directors, we thank you for your continued support.

John C. Power
President
Redwood MicroCap Fund, Inc.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders,
Redwood MicroCap Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Redwood MicroCap Fund, Inc. (the Fund) including the statements of investments in affiliated issuers, and capital stock and net accumulated gain as of March 31, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Redwood MicroCap Fund, Inc. at March 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

STOCKMAN KAST RYAN & COMPANY, LLP

Colorado Springs, Colorado
May 11, 2001

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS AS OF MARCH 31, 2001 (c)
                                                                    VALUE(A)
------------------------------------------------------------------------------
                             COMMON STOCK/UNITS - 83.64 %
SHARES/UNITS

Communications - 11.65%
        153      Alta California Broadcasting, Inc. (b).........    $  667,673
                                                                    ----------
Oil & Gas - 88.35%
        575      TDP Energy Co. (b).............................     4,823,675
    956,000      Redwood Energy, Inc. - seed....................       236,999
    187,500      Redwood Energy, Inc. - escrow (b)..............         1,379
                                                                    ----------
                                                                     5,062,053
                                                                    ----------
Real Estate - 0.00%
   433,000       Wyoming Resorts, LLC (b).......................             0
                                                                    ----------

TOTAL COMMON STOCKS.............................................     5,729,726
                                                                    ----------

                      MISCELLANEOUS INVESTMENTS -16.36%

PRINCIPAL         Advances to Affiliates

$ 1,485,000      Wyoming Resorts, LLC...........................   $ 1,120,510
                                                                    ----------

Total Investments in Common Stock, and Miscellaneous
  Investments of Affiliated Issuers (cost $4,207,202)...........   $ 6,850,236
                                                                    ==========

Total Investments In Securities of Affiliated
  Issuers (cost $4,207,202)...........................  161.94%      6,850,236
                                                        ------       ---------
Total Investments ....................................  161.94       6,850,236
Other Liabilities, Net of Assets......................  (61.94)     (2,620,027)
                                                        ------       ---------
TOTAL NET ASSETS......................................  100.00%    $ 4,230,209
                                                        ======       =========


(a) See Notes 1 and 2 to the financial statements. Securities are valued at their estimated fair values as determined by the Board of Directors in the absence of readily ascertainable market values.
(b) Restricted  security,  see Note 2 to the financial statements.
(c) See Note 3 to the financial statements.


     See notes to financial statements and report of independent auditors.

STATEMENT OF ASSETS AND lIABILITIES AS OF MARCH 31, 2001

ASSETS

Investments in Securities:
Investments in securities of affiliated
  issuers (identified cost $2,722,202) (Notes 3 and 8).........    $ 5,729,726

Advances to affiliates (identified cost of $1,485,000)
                    (Notes 3 and 6)                                  1,120,510
                                                                    ----------
Total .........................................................      6,850,236

Cash and cash equivalents......................................          3,057

Other assets...................................................         41,412
                                                                    ----------
Total..........................................................    $ 6,894,705
                                                                    ----------

LIABILITIES AND NET ASSETS

Accounts payable and other liabilities.........................         52,326
Advances payable to affiliate  (Note 7)........................        156,105
Notes payable to affiliate  (Note 8)...........................      1,511,065
Deferred income tax liability  (Note 5)........................        945,000
                                                                     ---------
Total..........................................................      2,664,496
                                                                     ---------
Commitments and Contingency  (Notes 10 and 11)
Net Assets.....................................................    $ 4,230,209
                                                                     =========
Asset Value Per Share..........................................        $ 1.754
                                                                         =====

STATEMENT OF CAPITAL STOCK AND NET ACCUMULATED GAIN
AS OF MARCH 31, 2001

Common Stock, $.001 par value, 500,000,000
  shares authorized, 2,412,000 issued and outstanding  (Note 9)     $    2,412
                                                                    ----------
Additional paid-in capital.....................................      1,968,734
                                                                    ----------
Net Accumulated Gain:
Net investment loss............................................     (2,659,077)
Accumulated net realized gain..................................      3,442,106
Net unrealized appreciation of investments  (Note 4)...........      1,476,034
                                                                    ----------
Net accumulated gain...........................................      2,259,063
                                                                    ----------
Total Capital Stock and Accumulated Gain.......................    $ 4,230,209
                                                                    ==========

    See notes to financial statements and report of independent auditors.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2001

Investment Income:
Interest income from affiliated companies.......................  $      7,436
Interest income from nonaffiliated companies....................         1,731
Consulting income from affiliated companies.....................         1,828
                                                                       -------
Total...........................................................        10,995
                                                                       -------
Expenses:
Salaries........................................................       131,966
Audit and accounting fees.......................................        61,030
Interest........................................................        32,345
Office..........................................................        15,391
Telephone and telefax...........................................        14,759
Legal fees......................................................        13,718
Insurance.......................................................        13,080
Other...........................................................         7,974
Reports to shareholders.........................................         6,878
Outside services................................................         6,506
Travel..........................................................         3,376
Custodian fees..................................................         1,006
                                                                       -------
Total...........................................................       308,029
                                                                       -------
Net Investment Loss.............................................      (297,034)
                                                                       -------
Net Realized Gain and Unrealized Appreciation on Investments:
Unrealized appreciation of investments .........................     2,478,536
Net realized gain from investment transactions in investments
 in affiliated issuers..........................................       137,050
                                                                       -------
Net Realized Gain and Unrealized Appreciation on Investments....     2,615,586
                                                                     ---------
Net Increase in Net Assets From Operations Before
  Income Tax Provision..........................................     2,318,552

Income Tax Provision  (Note 5)..................................       678,902
                                                                     ---------
Net Increase in Net Assets From Operations......................   $ 1,639,650
                                                                     =========


   See notes to financial statements and report of independent auditors.

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED MARCH 31, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations.......................  $ 1,639,650
Adjustments to reconcile net increase in net assets to
  cash used in operating activities:
    Unrealized appreciation of investments.......................   (2,478,536)
    Net realized gain from investment transactions...............     (137,050)
    Deferred income tax benefit..................................      757,380
   Change in:
      Other assets...............................................      (40,000)
      Income taxes payable.......................................      (56,000)
      Accounts payable and other liabilities.....................       41,414
                                                                      --------
    Net cash used in operating activities........................     (273,142)
                                                                      --------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of investments......................................       (5,000)
    Proceeds from sale of investments............................      222,531
    Advances to affiliates.......................................     (636,105)
    Repayments of advances to affiliates.........................      231,080
                                                                      --------
  Net cash used in investing activities..........................     (187,494)
                                                                      --------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Principal repayments of borrowings ..........................     (104,600)
    Borrowings under line of credit..............................      100,000
    Advances from affiliates.....................................      435,665
                                                                      --------
  Net cash provided by financing activities......................      431,065
                                                                      --------
NET DECREASE IN CASH AND CASH EQUIVALENTS........................      (29,571)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR.....................       32,628
                                                                      --------
CASH AND CASH EQUIVALENTS, END OF YEAR........................... $      3,057
                                                                      ========
Supplemental Disclosure of Cash Flow Information:

    Cash paid for interest ...................................... $      1,280
                                                                      ========
    Cash paid for taxes.......................................... $     17,522
                                                                      ========





                                                                   (Continued)


    See notes to financial statements and report of independent auditors.

Non-Cash Investing Activities:
   Notes payable issued to acquire investments...................  $ 1,341,068
                                                                   ===========

   Investment in Palo Verde sold to Guardian Technologies, Inc.
       for securities in Guardian Technologies, Inc..............  $   609,735
                                                                   ===========

   Investment in Guardian Technologies, Inc. distributed to
       shareholders .............................................  $   609,735
                                                                   ===========

   Receivable from Alta California Broadcasting transferred to
       TDP Energy, Inc. as partial payment of note payable to
       TDP Energy, Inc...........................................  $   250,000
                                                                   ===========

   Investment in California Progressions sold in exchange for settlement
       of note payable to California Progressions................  $    80,407
                                                                   ===========

   Receivable from Wyoming Resorts, LLC converted to additional equity
       interest..................................................  $    50,000
                                                                   ===========

   Receivable from California Progressions exchanged for additional
       equity interest in Wyoming Resorts, LLC...................  $    15,000
                                                                   ===========


                                                                   (Concluded)


      See notes to financial statements and report of independent auditors.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2001 AND 2000

                                                              2001        2000
From Operations:
Net investment loss................................... $  (297,034) $  (42,091)
Net realized gain from investment transactions........     137,050     428,621
Net increase(decrease) in unrealized appreciation
  of investments......................................   2,478,536    (797,178)
Income tax (provision)benefit ........................    (678,902)    167,000
                                                        ----------    --------
Net increase(decrease) in net assets from operations..   1,639,650    (243,678)

Distribution to shareholders  (Note 9)................    (609,735)         --
                                                        ----------    --------
Net increase (decrease) in net assets.................   1,029,915    (243,648)

Net Assets-beginning of year..........................   3,200,294   3,443,942
                                                        ----------   ---------
Net Assets-end of year................................ $ 4,230,209 $ 3,200,294
                                                         =========   =========

     See notes to financial statements and report of independent auditors.




NOTES TO FINANCIAL STATEMENTS
1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Redwood MicroCap Fund, Inc., (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end investment company. The Fund invests in a broad range of small speculative securities which are considered restricted securities or are traded in the over-the-counter market. The Funds investments are in the communications, oil and gas and hospitality industries. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation - Investments in securities traded on national exchanges and NASDAQ are valued at last reported sales prices. Investments in securities traded in the over-the-counter market on the electronic bulletin board or pink sheets are valued at the quoted bid as obtained from NASDAQ or at the quoted bid prices from the brokers that make markets in such securities, on the last business day of the period. Investments in restricted securities, as well as certain thinly-traded securities and advances to affiliates, are valued at their estimated fair value as determined in good faith under procedures established by and under the direction of the Fund's Board of Directors.

Income Taxes - The Fund has not elected to be treated for Federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Consequently, investment income and realized capital gains are taxed to the Fund at the tax rates applicable to corporations.

The Fund accounts for income taxes in accordance with the Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes". Under SFAS 109, a current or deferred tax liability or asset is recognized for timing differences which exist in the recognition of certain income and expense items for financial statement reporting purposes in periods different than for income tax reporting purposes. The provision for income taxes is based on the amount of current and deferred income taxes payable or refundable at the date of the financial statements as measured by the provisions of current tax laws.

Dividends and Distributions to Shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on a first-in, first-out basis.

All of the Fund's equity securities as of March 31, 2001 are non-income producing securities.

Statement of Cash Flows - The Fund considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Use of Estimates - The preparation of the Fund's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those significant estimates.

2.  RESTRICTED AND THINLY TRADED SECURITIES

Restricted securities are those securities which have been acquired from an issuer without registration under the Securities Act of 1933. Restricted securities generally cannot be sold by the Fund except pursuant to an effective registration or in compliance with Rule 144 of the Securities Act of 1933. The following schedule provides certain information with respect to restricted securities held by the Fund as of March 31, 2001. These securities comprised 130% of the Fund's net assets at such time:

                                     Date of                              Fair
Description                          Acquisition               Cost      Value
Alta California Broadcasting, Inc.   January 1,1999       $ 743,615  $ 667,673
Redwood Energy - Escrow              June 29, 1994            1,379      1,379
TDP Energy Company                   December 22, 1993    1,301,621  4,823,675
Wyoming Resorts, LLC                 January 4 1999         425,000          0
                                                          ---------  ---------
Total                                                   $ 2,471,615 $5,492,727
                                                         ==========  =========

The Fund has no right to require registration of the above restricted securities. As of March 31, 2002, the Fund's investments in restricted securities comprised approximately 80% of the value of its total assets.

Valuations for the restricted securities as well as certain thinly traded securities and advances to affiliates, have been determined in good faith by the Fund's Board of Directors, in the absence of readily ascertainable market values. Such investments were valued at $6,850,236 as of March 31, 2002, representing 162% of net assets. Because of the inherent subjectivity of these values, it is reasonably possible that a material change in such valuations could occur in the near term.

3.  INVESTMENTS IN SECURITIES OF AFFILIATED ISSUERS

As of March 31, 2001, the Fund holds either an indirect or direct ownership of 5% or more of the following securities:
                                                              Purchases During
                                                       Fair     the Year Ended
Description                              Cost         Value     March 31, 2001
Common Stock:
  Redwood Energy Inc.              $  251,966    $  238,378         $        0
  TDP Energy Company                1,301,621     4,823,675          1,230,000
  Alta California Broadcasting        743,615       667,673             20,000
  Wyoming Resorts LLC.                425,000             0             50,000
                                   ----------    ----------
                                    2,722,202     5,729,726
                                   ----------    ----------
Advances to Affiliates:
  Wyoming Resorts, LLC              1,485,000     1,120,510            445,522
                                   ----------    ----------
Total                             $ 4,207,202   $ 6,850,236
                                   ==========    ==========

4.  UNREALIZED GAINS AND LOSSES

At March 31, 2001, the net unrealized appreciation of investments of $1,476,034, which is net of applicable deferred income taxes of $1,167,000, was comprised of gross appreciation of $2,355,054 for those investments having an excess of value over cost and gross depreciation of $879,020 for those investments having an excess of cost over value.

5.  INCOME TAXES

The income tax provision for the year ended March 31, 2001 consists of:

                  Current benefit               $  (78,478)
                  Deferred provision               757,380
                                                   -------
                  Total                         $  678,902
                                                   =======

The following summary reconciles income taxes computed at the federal statutory rate with the income tax provision.

                  Federal income tax expense
                    computed at the statutory rate        $  788,000
                  Net state income taxes                      61,000
                  Tax credits utilized                      (170,000)
                                                          ----------
                  Provision for income taxes              $  679,000
                                                          ==========

Deferred income taxes at March 31, 2001 consist of the following:

                  Deferred tax asset - NOL carryforward        $   222,000
                  Deferred tax liability - unrealized gains
                        on investment              `            (1,167,000)
                                                                ----------
                  Net deferred tax liability                   $   945,000
                                                                ==========

The NOL carryforward of approximately $600,000 expires in 2020.

6.  TRANSACTIONS WITH AFFILIATES

During 2001, the Fund made advances to affiliated companies. At March 31, 2001, the Fund had outstanding advances receivable from Wyoming Resorts, LLC of $1,485,000 which has been reduced by a valuation allowance of $364,490, and accordingly is reflected in the accompanying financial statements at $1,120,510. The advances bear interest at 8%, through March 31, 2003 and 10% thereafter. Principal and interest are due March 31, 2004.

7.  ADVANCES PAYABLE

The Fund has an unsecured advance payable to TDP Energy Company which is non-interest bearing and payable on demand.

8.   NOTES PAYABLE TO AFFILIATES

Notes payable consist of the following:

Note payable in the amount of $1,230,000 to an officer of TDP Energy Company. The note bears interest at 6% per annum through March 31, 2006. Interest is payable semi-annually in shares of the Fund based on the fair market value of the Fund's shares at the time the interest payment is due. No interest accrues on the note from April 1, 2006 through the notes maturity date of April 1, 2016. The principal amount outstanding on the note may be converted at anytime after March 31, 2002, at the option of the note holder, into fully paid and non-assessable shares of common stock of the Fund at $1.71 per share, subject to adjustments provided in the note agreement. The note is secured by capital stock of TDP Energy Company.

Note payable in the amount of $250,000, to TDP Energy Company. The note bears interest at 12% and is payable on demand. Interest accrued on this note at March 31, 2001 was $31,065.

9.   DISTRIBUTION OF PALO VERDE

On March 31, 2000, the Fund's Board of Directors approved the distribution of the Fund's stock holdings in Palo Verde Group, Inc., a 100% owned affiliate of the Fund, to the shareholders of record as of the close of business March 31, 2000. The ex-dividend date was considered to be April 1, 2000. As approved by the board of director's the stock of Palo Verde was exchanged for shares of Guardian Technologies which were subsequently distributed to the Fund's shareholders of record as of March 31, 2000.

10.  COMMITMENTS AND CONTINGENCY

As of March 31, 2001, the Fund has guaranteed a loan between Wyoming Resorts, LLC, an affiliate, and a bank. The loan has an outstanding principal balance of $970,412 at March 31, 2001.

In addition, the Fund has guaranteed a loan between Palo Verde Group, Inc., a former affiliate, and a bank. The loan has an outstanding balance of $104,691 at March 31, 2001.

In March 2000, the Fund guaranteed a loan between Capell Valley Vineyards LLC, an affiliate of Wyoming Resorts LLC and therefore the Fund, and a financial institution. The amount outstanding at March 31, 2001 is $1,500,000.

The Fund has guaranteed a lease between Four Rivers Broadcasting, Inc., a former affiliate, and a equipment leasing company. The lease requires 36 monthly payments of $1,740.35 plus tax each month and began June 15, 2000.

11.  SECURITIES AND EXCHANGE COMMISSION PROCEEDINGS

Pursuant to an examination of the Fund by the Securities and Exchange Commission
(SEC), the SEC issued a letter in September, 1999 to the Fund identifying various asserted deficiencies and violations of rules and regulations. The Fund reviewed the asserted deficiencies and violations and filed its response with the SEC. The Fund's management does not believe that the outcome of these matters will have a material impact on the Fund's financial condition or operations. However, the ultimate outcome of these matters is not determinable at this time.

The Securities and Exchange Commission has filed an administrative action against the Fund's President as a result of certain activity conducted by him in his personal accounts during 1994. At the present time, it is not known what impact or consequences this action or an unfavorable outcome to this action might have on the future operations or management of the Fund.


                       End of notes to financial statements

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

                                       ----For the Years Ended March 31----

                                    2001      2000      1999     1998     1997
Per Share: (1)
Income from investments........   $ .005    $ .110    $ .037   $ .131    $.041
Expenses.......................    (.128)    (.127)    (.190)   (.145)   (.113)
                                   -----     -----     -----    -----    -----
Net investment loss                (.123)    (.017)    (.153)   (.014)   (.072)
Net realized gain (loss) and net
 change in unrealized appreciation
 of investments . . . . . . .      1.084     (.153)    (.191)    .306     .976
(Provision) credit for
  income taxes.................    (.281)     .069      .136    (.081)   (.339)
Distribution to shareholders . .   (.253)        -         -        -        -
Purchase of treasury stock             -         -      .005    (.003)       -
Net increase (decrease) in net     -----     -----     -----    -----    -----
 asset value...................     .427     (.101)    (.203)    .208     .565

Net asset value:
Beginning of period............    1.327     1.428     1.631    1.423     .858
                                   -----     -----     -----    -----    -----
End of period..................   $1.754    $1.327    $1.428   $1.631   $1.423
                                   =====     =====    ======   ======   ======
Total investment return (2)       51.24%    (7.07)%  (12.75)%  14.13%   65.85%

Ratios:
Expenses to average net assets     8.36%     8.57%    12.33%    9.54%    8.78%
Expenses to income............. 2801.54%   115.90%   511.63%  110.18%  276.30%

Net investment loss to
  average net assets  . . . .     (8.06)%   (1.18)%   (9.92)%    .88%   (5.60)%
Portfolio turnover rate (3)       27.12%    15.91%    57.84%   88.88%   48.12%


(1)  Selected data for a share of capital stock outstanding throughout the year.

(2) Based on the change in net asset value(exclusive of treasury stock transactions and distributions). The Fund does not believe that a presentation based on changes in the market value of the Funds' common stock is appropriate considering the limited market for its stock.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales/maturities of investment securities and promissory notes (excluding short-term securities and notes) for the year ended March 31, 2001, were $1,411,068 and $1,093,059, respectively.






      See notes to financial statements and report of independent auditors.

CORPORATE INFORMATION

Officers and Directors
John C. Power, President, Treasurer and Director
R. Stanley Pittman, Secretary
Peter L. Hirschburg, Director
Joseph O. Smith, Director

Corporate Headquarters
REDWOOD MICROCAP FUND, INC.
6180 Lehman Drive, Suite 103
Colorado Springs, CO  80918 - 3415
(719) 593-2111

Custodian of Portfolio Securities
US Bank

Stock Transfer Agent
Computershare Investor Services
12039 West Alameda Parkway
Suite #Z-2
Lakewood, CO  80228

Independent Auditors
Stockman Kast Ryan & Company, LLP
102 North Cascade Avenue, Suite 450
Colorado Springs, CO  80903

Counsel
Neuman & Drennen, LLC

Stocks held in "street name" Redwood MicroCap Fund, Inc. maintains a mailing list to assure that stockholders whose stock is not held in their own name, and other interested persons, receive financial information on a timely basis. If you would like your name to be added to this list, please send your request to:

Investor Relations
Redwood MicroCap Fund, Inc.
6180 Lehman Drive, Suite 103
Colorado Springs, CO 80918

Common Stock
Listed: Over-the-Counter market, electronic bulletin board symbol "RWMC"














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                           Redwood MicroCap Fund, Inc.


                               2001 ANNUAL REPORT